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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 8, 1998



                          CONCENTRA MANAGED CARE, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                   000-22751                 04-3363415
(State or other jurisdiction of   (Commission File           (IRS Employer
 incorporation or organization)       Number)            Identification Number)


             312 Union Wharf
           Boston, Massachusetts                          02109
           (Address of principal                        (Zip Code)
            executive offices)

      Registrant's telephone number, including area code (617) 367-2163


                                Not Applicable
                (former address if changed since last report)

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ITEM 5.  OTHER EVENTS

   See the press release attached hereto as Exhibit 99.1 dated September 8, 1998 announcing comments on earnings expectations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

99.1  Press Release of Registrant dated September 8, 1998.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONCENTRA MANAGED CARE, INC.
                                        (Registrant)


Date: September 08, 1998                By: /s/Richard A. Parr II
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                                            Richard A. Parr II
                                            Executive Vice President, General
                                            Counsel and Secretary